UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2018 (January 26, 2018)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On January 29, 2018, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Company”), announced the appointment of David J. Smetana as chief financial officer of the General Partner and Nicholas Hilton as executive vice president of leasing of the General Partner.  Mr. Smetana will begin to perform his duties as chief financial officer upon the departure of Anthony Krug, whose employment with the General Partner will terminate effective March 31, 2018.   Mr. Krug will continue to serve as chief financial officer during the transition period in the first quarter of 2018.  Mr. Hilton will start in February 2018, following the departure of Christopher DeLorenzo.  In connection with these management changes, on January 26, 2018, the General Partner entered into a separation agreement and release with each of Messrs. Krug (the “Krug Separation Agreement”) and DeLorenzo (the “DeLorenzo Separation Agreement”) and also entered into an employment agreement with each of Messrs. Smetana and Hilton as well as with Gary T. Wagner, general counsel of the General Partner, and Ricardo Cardoso, chief investment officer of the General Partner (each, an “Employment Agreement” and, collectively, the “Employment Agreements”).

Mr. Smetana, age 46, has over 20 years of real estate experience across a variety of roles.  Most recently, he was a managing director and REIT securities analyst on Morgan Stanley Investment Management’s Global REIT Securities Team from 2001 to 2017.  Previously, Mr. Smetana was a REIT investment banker at Morgan Stanley and was part of Morgan Stanley’s Real Estate Special Situations Fund from 1997 to 2001.  Mr. Smetana received his Bachelor of Business Administration in Accounting from the University of Wisconsin-Madison and holds a CPA certificate in Virginia.

Mr. Hilton, age 37, was most recently a senior vice president at CBRE, where he had been for over 13 years and worked with firms like Mack-Cali, Bentall Kennedy, Royal Bank of Canada, Ernst & Young and The Boston Consulting Group.  Mr. Hilton received his Bachelor of Arts in English from Rutgers University.

Each of the Employment Agreements with Messrs. Smetana, Hilton, Wagner and Cardoso (each, an “Executive”) provides as follows:

•                                          An initial term through December 31, 2020;

•                                          An annual base salary of $450,000;

•                                          An annual cash bonus opportunity to be based on performance goals to be established annually by the Executive Compensation and Option Committee of the Board of Directors of the General Partner;

•                                          Upon a termination on account of death or disability, the Executive, or his beneficiaries in the case of death, will receive payments (payable as and when such amounts would have been payable had the Executive’s employment not ended) consisting of accrued and unpaid base salary, expense reimbursement and benefits under the Company’s health and welfare plans through the termination date, any earned but unpaid annual bonus for the previous year, plus a prorated portion of the annual bonus payable for the year of such termination; and

•                                          Upon a termination without “cause” (as defined in each of the Employment Agreements) or by the executive for “good reason” (as defined in each of the Employment Agreements) during the term of the applicable Employment Agreement or thereafter during a “change in control period” (as defined in each of the Employment Agreements), subject to the Executive signing a release in the form attached to each of the Employment Agreements, the Executive will be entitled to the same benefits as in the event of a termination due to death or disability, plus (a) a lump sum cash payment equal to one and one-half (1.5) times the sum of the Executive’s (i) annual base salary immediately prior to the termination date and (ii) target annual bonus for the year of such termination and (b) COBRA payments for up to 18 months after termination.

Under each of the Employment Agreements, the Executive will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment with the Company and for one year after termination of employment, in the case of the non-competition and non-solicitation covenants of Messrs. Hilton, Wagner and Cardozo, respectively, or six months after termination of employment, in the case of Mr. Smetana’s non-competition covenant, in each case in circumstances in which the Executive is entitled to receive severance benefits under his Employment Agreement following the termination of employment.  Copies of the Employment Agreements for Messrs. Smetana, Hilton, Wagner and Cardoso are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Under the terms of the Krug Separation Agreement, Mr. Krug will receive the following severance benefits:

•                                          Earned but unpaid compensation through the date of termination, including base salary, 2017 bonus (when determined), a pro rata portion of his annual car allowance, and any unused vacation time;

•                                          A lump sum cash severance payment of $1,312,500;

•                                          A prorated portion of his 2018 target bonus equal to $93,750;

•                                          COBRA payments for up to two years after termination, in an amount equal to approximately $42,000; and

•                                          Accelerated vesting of all unvested long-term incentive plan (“LTIP”) units in the Company, consisting of 13,306 LTIP units subject to time-based vesting and 18,665 LTIP units subject to performance-based vesting, with LTIP units subject to performance-based vesting criteria vesting at target performance.

Under the terms of the DeLorenzo Separation Agreement, Mr. DeLorenzo will receive the following severance benefits:

•                                          Earned but unpaid compensation through the date of termination, including base salary, 2017 bonus (when determined), a pro rata portion of his annual car allowance, and any unused vacation time;

•                                          A lump sum cash severance payment of $500,000;

•                                          COBRA payments for up to 18 months after termination, in an amount equal to approximately $42,000; and

•                                          Partial accelerated vesting of unvested LTIP units in the Company, consisting of 9,111 LTIP units subject to time-based vesting and 13,982 LTIP units subject to performance-based vesting, with LTIP units subject to performance-based vesting criteria vesting at target performance.

Each of the Krug Separation Agreement and the DeLorenzo Separation Agreement contains customary releases of claims.  Copies of the Krug Separation Agreement and DeLorenzo Separation Agreement are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the General Partner’s press release announcing the management changes is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

10.1	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and David Smetana.

10.2	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and Nicholas Hilton.

10.3	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and Gary T. Wagner.

10.4	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and Ricardo Cardoso.

10.5	Separation Agreement and Release dated January 26, 2018 between Mack-Cali Realty Corporation and Anthony Krug.

10.6	Separation Agreement and Release dated January 26, 2018 between Mack-Cali Realty Corporation and Christopher DeLorenzo.

99.1	Press Release of Mack-Cali Realty Corporation dated January 29, 2018.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and David Smetana.

10.2	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and Nicholas Hilton.

10.3	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and Gary T. Wagner.

10.4	Employment Agreement dated January 26, 2018 between Mack-Cali Realty Corporation and Ricardo Cardoso.

10.5	Separation Agreement and Release dated January 26, 2018 between Mack-Cali Realty Corporation and Anthony Krug.

10.6	Separation Agreement and Release dated January 26, 2018 between Mack-Cali Realty Corporation and Christopher DeLorenzo.

99.1	Press Release of Mack-Cali Realty Corporation dated January 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: January 29, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 29, 2018		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary